CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Millions	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Receivables, allowance for doubtful accounts	$ 25.1	$ 19.9	$ 17.6
Common stock, shares issued	328,411,705	118,261,955
Common stock, shares outstanding	328,411,705	118,261,955
Class A Units
Common stock, shares issued		850,000	850,000
Common stock, shares outstanding		850,000	850,000
Class B Units
Common stock, shares issued		150,000	150,000
Common stock, shares outstanding		150,000	150,000